                                                                     EXHIBIT 1.1

                             BUSINESS OBJECTS S.A.


                         FORM OF UNDERWRITING AGREEMENT




                              Offering of Ordinary
                        Shares of Business Objects S.A.


                         Dated as of November [2], 1999

                                                                              2.


                             UNDERWRITING AGREEMENT


BETWEEN:

BUSINESS OBJECTS S.A., a limited liability company (societe anonyme) having its principal executive offices at 1 Square Chaptal, 92300, Levallois-Perret, France (hereinafter the "Issuer"),

AND:

PARIBAS, having its registered office at 3 rue d'Antin, 75002, Paris, France, (hereinafter "Paribas");

GOLDMAN SACHS INTERNATIONAL, having its registered office at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, England, (hereinafter "GSI"); and

GOLDMAN SACHS PARIS INC. ET CIE, having its registered office at 2 rue de Thann, 75017, Paris, France (hereinafter "Goldman Sachs Paris")

(Paribas and GSI being hereinafter collectively referred to as the "International Underwriters" and each individually as an "International Underwriter", Paribas and Goldman Sachs Paris being hereinafter collectively referred to as the "French Underwriters" and each individually as a "French Underwriter", and the International Underwriters and the French Underwriters being hereinafter collectively referred to as the "Underwriters" and each individually as an "Underwriter").

WHEREAS:

The issued share capital of the Issuer currently amounts to FF[     ]
represented by [     ] ordinary shares, nominal value FF[     ] per share.

Under the articles of association (statuts) of the Issuer and a resolution duly passed by the shareholders at an extraordinary general meeting of the Issuer held on June 18, 1998, the board of directors of the Issuer has full power and authority to issue up to 15,000,000 ordinary shares with a nominal value of one French franc (the "Shares") and is not required to offer such shares first to existing shareholders of the Issuer.

The Issuer has appointed Paribas as sponsor (etablissement introducteur) and Goldman Paris as co-sponsor (etablissement co-introducteur) for the listing of the Shares on the Premier marche a reglement mensuel of the Paris Bourse. In
connection with such listing, up to [     ] Shares were offered in an
open-price public offering (offre a prix ouvert, or "OPO") in France (the "French Public Offering"). In accordance with French law, a notice was
published in the Bulletin des annonces legales et obligatoires on [      ] with
respect to the French Public Offering and the listing of the Shares on the Premier marche a reglement mensuel of the Paris Bourse. The French Public Offering was open for three Paris stock exchange days beginning on [October 25, 1999], during which prospective investors in France could submit binding orders
to purchase Shares.  The Issuer is also offering [     ] Shares in a placement
principally to institutional investors in France and outside France (the

                                                                              3.


"Placement"). The Underwriters have the right to subscribe for Shares in the French Public Offering and offer such Shares for resale in the Placement.

At a meeting of the Board of Directors of the Issuer held on [October 29], 1999, the Board of Directors of the Issuer granted to its Chairman the authority to determine the number and offering price of the Shares offered for sale in the French Public Offering and the Placement. Pursuant to the authority delegated to him by the Board of Directors, the Chairman decided on the date hereof that [900,000] Shares (the "Firm Shares") may be issued and subscribed
for subject to the terms of this Agreement, including [      ] Firm Shares
[initially]1 offered in the French Public Offering ([excluding any Shares initially offered in the French Public Offering that are being offered in the Placement following a reduction in the aggregate number of Shares offered in
the French Public Offering,]1 the "OPO Shares") and [      ] Firm Shares
[initially]1 offered in the Placement ([including any Shares initially offered in the French Public Offering that are being offered in the Placement following a reduction in the aggregate number of Shares offered in the French Public Offering,]1 the "Placement Shares"), and that the Issuer may grant the International Underwriters an option to purchase an additional 135,000 Shares (the "Option Shares") from the Issuer solely to cover over-allotments in the Placement. The Firm Shares and the Option Shares are hereinafter together referred to as the "Offered Shares."

[On [          ], 1999, the number of OPO Shares was reduced by [      ] Shares
in order to increase the number of Shares offered for sale in the Placement.]1

NOW IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE 1 - UNDERWRITING

1.1 Subject to the terms and conditions herein set forth, the Issuer agrees to issue to the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to subscribe for the number of Placement Shares set forth opposite the name of such
     International Underwriter below, at a subscription price of [e     ] per
     Placement Share (the "Issue Price"), on the Closing Date (as defined below).

     International Underwriter       Placement  Shares
     -----------------------------   --------------------
     Paribas                            [          ]
     Goldman Sachs International        [          ]
                                        ============
     Total                                810,000


     The relation that the number of Placement Shares set forth opposite the name of each International Underwriter above bears to the total number of Placement Shares is hereinafter referred to as such Underwriter's "purchase obligation proportion."

1.2 Subject to the terms and conditions herein set forth, the Issuer agrees to issue to the French Underwriters, and each of the French Underwriters agrees, severally and not


-------------------------------
1 Insert if appropriate.

                                                                              4.

     jointly, to subscribe for, those of the OPO Shares that have not been subscribed for by investors by the end of the French Public Offering, up to the maximum number of OPO Shares set forth opposite the name of such French Underwriter below, at the Issue Price, on the Closing Date.

     French Underwriter            OPO Shares
     ----------------------       ------------
     Paribas                       [      ]
     Goldman Sachs Paris           [      ]
                                   ========
     Total                          90,000

ARTICLE 2 - OVER-ALLOTMENT OPTION

2.1 In addition, subject to the terms and conditions herein set forth, the Issuer grants an option to the International Underwriters to purchase up to an additional 135,000 Option Shares at the Issue Price. The option hereby granted will expire on the Closing Date, and may be exercised, in whole or in part, for the sole purpose of covering sales of Shares in the Placement in excess of the number of Placement Shares. Paribas, on behalf of the International Underwriters, may exercise such option upon written notice (in the form of Annex 1 hereto) provided to the Issuer by 6:00 p.m. (Paris time) on the business day prior to the Closing Date setting forth the aggregate number of Option Shares as to which the option is being exercised. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the International Underwriters, severally and not jointly, in their respective purchase obligation proportions. The closing of this sale shall take place by delivery of the Option Shares, against payment thereof at the Issue Price, after the deduction of commissions under the terms and conditions set forth in Article 9 of this Agreement. The date of delivery of any such Option Shares shall be the Closing Date.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1 The Issuer represents and warrants to, and agrees with, each of the Underwriters that:

(A) the Issuer has been duly incorporated and is validity existing as a corporation under the laws of The Republic of France, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses (as defined below), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(B) each of Business Objects Americas, Inc. and Business Objects (U.K.) Limited (collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full power and authority (corporate and other) to own or lease and operate its properties and conduct its business as described in the Prospectuses, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases


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                                                                              5.


     properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; all of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid and the Issuer owns directly (other than directors' qualifying shares which the Issuer owns beneficially) 100% of the issued shares of capital stock of each of its subsidiaries, in each case free and clear of all liens, encumbrances, equities and claims;

(C) the Issuer has an issued capitalization as set forth in the Prospectuses, and all of the outstanding Shares of the Issuer have been duly and validly authorized and issued, are fully paid and conform to the description of the capital stock contained in the Prospectuses;

(D) there are no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Issuer outstanding, except as described in the Prospectuses or issued under the benefit plans described in the Prospectuses;

(E) the issuance of the Offered Shares has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and will conform to the description of the share capital contained in the Prospectuses; none of the Offered Shares will be issued in violation of the preemptive rights of any securities of the Issuer;

(F) this Agreement has been duly authorized, executed and delivered by the Issuer, and constitutes a valid and legally binding agreement of the Issuer, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the issue and sale of the Offered Shares to be sold by the Issuer and the compliance by the Issuer with all of the provisions of the Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its Subsidiaries is a party or by which the Issuer or any of its Subsidiaries is bound or to which any of the property or assets of the Issuer or any of its Subsidiaries in subject, nor will such an action result in any violation of the provisions of the statuts of the Issuer or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its Subsidiaries or any of their properties to an extent or in a manner which is or might be material in the context of the offering of the Offered Shares; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Offered Shares, or the consummation by the Issuer of the transactions contemplated by this Agreement, except the registration under the Securities Act of 1933, as amended (the "Act") of the Offered Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws;

(G) neither the Issuer nor any of its Subsidiaries is in violation of its statuts, Certificate of Incorporation or By-laws or other charter documents or in default in the performance or

                                                                              6.


     observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except to the extent that such violation or default would not have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Issuer and its subsidiaries, taken as a whole, or any adverse effect on the insurance and sale of the Offered Shares or the consummation of the transactions contemplated hereby;

(H) the statements set forth in the Prospectuses under the captions "Description of Share Capital" and "Renseignements de caractere generale", insofar as they purport to constitute a summary of the terms of the share capital, and under the captions "Taxation" and "Regime fiscal des actions", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

(I) neither the Issuer nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectuses any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses; and, since the respective dates as of which information is given in the Registration Statement (as defined below) and the Prospectuses, there has not been any change in the capital stock of the Issuer or any decrease in working capital or any material increase in the consolidated long-term debt of the Issuer or any material adverse change, or any development involving a prospective material adverse change in or materially and adversely affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Issuer and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectuses;

(J) the audited consolidated financial statements and notes thereto included in the Registration Statement and the U.S. and International Prospectuses present fairly the financial position of the Issuer as of the dates indicated, and the results of operations, shareholders' equity and cash flows of the Issuer for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), applied on a consistent basis throughout the periods involved (except as specified therein); the supporting schedules, if any, included in the Registration Statement and the U.S. and International Prospectuses present fairly in accordance with U.S. GAAP the information required to be stated therein; the selected financial data and summary consolidated financial information of the Issuer included in the Registration Statement and the U.S. and International Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the U.S. and International Prospectuses;

(K) the audited consolidated financial statements and notes thereto included in the French Prospectus present fairly the financial position of the Issuer as of the dates indicated, and the results of operations, shareholders' equity and cash flows of the Issuer for the periods specified; such financial statements have been prepared in accordance with the requirements of all applicable French laws and generally accepted accounting principles in France ("French GAAP"), applied on a consistent basis throughout the periods involved

                                                                              7.


     (except as specified therein); the "Information Financieres Cles" of the Issuer included in the French Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the French Prospectus;

(L) other than as set forth in the Prospectuses, there are no legal or governmental proceedings pending to which the Issuer or any of its Subsidiaries is a party or of which any property of the Issuer or any of its Subsidiaries is the subject which, if determined adversely to the Issuer or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity or results of operations of the Issuer and its subsidiaries taken as a whole, and, to the best of the Issuer's knowledge, no such proceedings are threatened by any governmental agencies or threatened by others;

(M) other than as set forth in the Prospectuses, no claims with respect to any of the Issuer's proprietary rights and source code relating to software (each an "Intellectual Property Right" and together the "Intellectual Property Rights") have been asserted or, to the knowledge of the Issuer, are threatened by any person, nor does the Issuer know of any valid grounds for any bona fide claims (i) to the effect that the manufacture, sale, licensing or use of any product manufactured or sold by the Issuer or its subsidiaries infringes on any copyright, patent, trademark, service mark or trade secret, (ii) against the use by the Issuer or its subsidiaries of any trademarks, trade names, trade secrets, copyrights, patents, technology, know-how or applications for any of the foregoing used by the Issuer or any of its subsidiaries in its business as conducted on the date hereof, or (iii) challenging the ownership, validity or effectiveness of any of the Intellectual Property Rights that, in each case, could have a material adverse effect on the consolidated financial position, shareholder's equity or results of operations of the Issuer and its subsidiaries, taken as a whole. To the knowledge of the Issuer, there is no material unauthorized use, infringement or misappropriation of any of the Intellectual property Rights by any third party. The Issuer and its subsidiaries have not been sued or charged in writing as defendants in any claim, suit, action or proceeding which involves a claim of infringement of any patents, trademarks, service rights, copyrights or violation of any trade secrets or other proprietary right of any third party and which has not been finally terminated prior to the date hereof, and the Issuer does not have any knowledge with respect to any such charge or claim or with respect to any infringement liability of the Issuer or any of its subsidiaries;

(N) other than as set forth in the Prospectuses, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes (other than the fixed-rate (droit fixe) and stamp duty (timbre de dimension), the non-payment of which shall not affect the validity of this Agreement or the Offered Shares) are payable by or on behalf of the Underwriters to the French Republic or any political subdivision or taxing authority thereof or therein in connection with the issuance and sale by the Issuer of the Offered Shares to or for the respective accounts of, or designated by, the Underwriters, provided that the sale of the Offered Shares and the payment of commissions or fees pursuant to this Agreement shall be subject to the applicable French tax rules;

(O) the American depositary shares ("ADSs") representing the ordinary shares of the Issuer are quoted on the Nasdaq National Market; and the Issuer has not received any notice of any suspension or termination of the quotation of the ADSs on the Nasdaq National


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                                                                              8.


     Market and has no knowledge of any proceedings that have been instituted or are pending for such purpose;

(P) the deposit agreement entered into between the Issuer, The Bank of New York, as depositary, and the holders of the ADSs (the "Deposit Agreement") in connection with the Issuer's ADS program has been duly authorized, executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms; the ADSs have been duly and validly issued and the holders thereof are entitled to the rights specified therein and in the Deposit Agreement;

(Q) neither the Issuer nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Offered Shares;

(R) the Issuer is not, and after giving effect to the offering and the sale of the Offered Shares, will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

(S) Ernst & Young LLP, who have certified the financial statements included in the Registration Statement, the French Prospectus and the U.S. and International Prospectuses, are, to the best or our knowledge, independent public accountants as required by the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and in accordance with the laws of France and the applicable published rules and regulations promulgated by the accounting profession in France;

(T) the Issuer is not a Passive Foreign Investment Company within the meaning of Section 1296 of the United States Internal Revenue Code of 1986;

(U) the Issuer has prepared a preliminary prospectus in French, dated [October 21,] 1999 (including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary French Prospectus"), and a final prospectus in French, dated [November 2, ] 1999 (including any and all exhibits thereto and any information incorporated by reference therein, the "French Prospectus"), to be used in connection with the French
     Public Offering; the COB issued visa No. [     ] on [     ], 1999 in
     respect of the Preliminary French Prospectus and visa No. [     ] on [
     ], 1999 in respect of the French Prospectus; such documents, together with all other documents required for the French Public Offering and the listing of the Shares on the Premier marche a reglement mensuel of the Paris Bourse (the "Premier Marche"), have been or will be filed with the Commission des Operations de Bourse (the "COB") and ParisBourseSBF S.A. ("ParisBourse") on or prior to the Closing Date in accordance with all applicable regulations; the Shares have been approved for listing on the Premier Marche pursuant to
     a notice (avis d'admission) of ParisBourse dated [       ], which notice
     has not been revoked or withdrawn and is in full force and effect, and no opposition to listing has been notified by the COB;

(V) each of the Preliminary French Prospectus and the French Prospectus conforms in all material respects to all requirements of applicable French laws and regulations,


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                                                                              9.


     including regulations of the COB and ParisBourse; neither the Preliminary French Prospectus nor the French Prospectus nor any amendments or supplements thereto, at the time the Preliminary French Prospectus and the French Prospectus or any such amendments or supplements were issued, and (in the case of the French Prospectus) on the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a French Underwriter through Paribas expressly for use therein;

(W) the Issuer meets the requirements for use of Form S-3 under the Act and filed with the Commission a registration statement on Form S-3 (No. 333-85229) (the "Initial Registration Statement") to register the Offered Shares under the Act; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to Paribas, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; since [October 21,] 1999, the Issuer has not filed any documents with the Commission; no stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto, if any, has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission;

     for purposes of this Agreement, "Preliminary U.S. Prospectus" shall mean any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act; "U.S. Prospectus" shall mean the final prospectus in the form first filed pursuant to Rule 424(b) under the Act; "Registration Statement" shall mean the various parts of the Initial Registration Statement including all exhibits thereto and including
     (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
     Article 6(A) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or hereafter becomes effective;

     any reference herein to any Preliminary U.S. Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary U.S. Prospectus or U.S. Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary U.S. Prospectus or the U.S. Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary U.S. Prospectus or U.S. Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary U.S. Prospectus or U.S. Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Issuer filed pursuant to Section 13(a) or 15(d) of the Exchange


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                                                                             10.


     Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

(X) no order preventing or suspending the use of any Preliminary U.S. Prospectus has been issued by the Commission; each Preliminary U.S. Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through Paribas expressly for use therein;

(Y) the U.S. Prospectus conforms, and any further amendments or supplements to the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and does not and will not as of the applicable filing date of the U.S. Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through Paribas expressly for use therein;

(Z) the Registration Statement conforms, any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through Paribas expressly for use therein;

(AA) the documents incorporated by reference in the U.S. Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the U.S. Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or

                                                                             11.


     omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through Paribas expressly for use therein; and

(BB) a registration statement on Form F-6 (No. 33-83164) relating to the ADSs is on file with the Commission and has been declared effective under the Act ("Form F-6 Registration Statement"); the Form F-6 Registration Statement complies in all respects with the requirements of the Act and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(CC) the Issuer has prepared a preliminary international prospectus, dated [
     ] (including any and all exhibits thereto and any information incorporated by reference therein, the "Preliminary International
     Prospectus"), and a final international prospectus, dated [    ]
     (including any and all exhibits thereto and any information incorporated by reference therein, the "International Prospectus"); the Preliminary International Prospectus and the International Prospectus are identical to the Preliminary U.S. Prospectus and the U.S. Prospectus, respectively, except for the [cover, inside cover, back cover and the "General Information" section (which replaces the sections "Where You Can Find More Additional Information Regarding Business Objects", "Clearing", "Legal Matters" and "Experts").

     the Preliminary U.S. Prospectus, the Preliminary French Prospectus and the Preliminary International Prospectus are together referred to herein as the "Preliminary Prospectuses"; the U.S. Prospectus, the French Prospectus and the International Prospectus are together referred to herein as the "Prospectuses";

(DD) neither the Preliminary International Prospectus nor the International Prospectus nor any amendments or supplements thereto, at the time the Preliminary International Prospectus and the International Prospectus or any such amendments or supplements were issued, and (in the case of the International Prospectus) on the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by an Underwriter through Paribas expressly for use therein;

Any certificate signed by any officer of the Issuer and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered Shares shall be deemed a representation and warranty by the Issuer, as to matters covered thereby, to each Underwriter.

ARTICLE 5 - WARRANTIES AND UNDERTAKINGS OF THE UNDERWRITERS

5.1 Each Underwriter hereby represents and warrants to, and agrees with, the Issuer that:

(A) it will observe all applicable laws and regulations in any non-United States jurisdiction in which it may offer, sell or deliver the Offered Shares;

(B) it has not offered or sold and will not offer or sell any of the Offered Shares within the United States as part of its initial distribution of Offered Shares;

                                                                             12.



(C) (i) it has not offered or sold and prior to the date six months after the Closing Date will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995

     (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

     (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                                                                             13.

ARTICLE 6 - UNDERTAKINGS OF THE ISSUER

6.1  The Issuer agrees with each of the Underwriters:

(A) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the U.S. Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Issuer that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than (i) pursuant to equity-based employee benefit plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement or (ii) in any Rule 145 transaction), without the prior written consent of Paribas and GSI;

(B) To use its best efforts to obtain the listing of the Shares on the Premier Marche on or prior to the Closing Date and to maintain such listing as well as the quotation of the ADSs on the Nasdaq National Market so long as any Shares or ADSs remain outstanding; provided that if at any time the Issuer shall determine that it can no longer reasonably comply with the requirements for listing of the Shares on the Premier Marche or the quotation of the ADSs on the Nasdaq National Market, as applicable, and if maintenance of such listing or quotation becomes unduly onerous, it will use its best efforts to obtain and thereafter to maintain a listing of the Shares on such other major stock exchange in a leading financial center; provided, however, that the Issuer will not be required to maintain any such listing if, as a result of the acquisition of shares of the Issuer by a party, or a group of parties, the public float of the Issuer's shares makes a listing no longer appropriate.

(C) To use its best efforts to cause the Offered Shares to be admitted to clearance through Sicovam S.A. ("Sicovam") as central depositary;

(D) Not to take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of the Offered Shares;

(E) To furnish the French Underwriters with copies of the French Prospectus in such quantities as Paribas may reasonably request, and prior to the completion of the distribution of the Offered Shares, if at such time any events shall have occurred as a result of which the French Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such French Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the French Prospectus, to notify Paribas and upon Paribas's request to file such document with the COB or ParisBourse as may be required and to prepare and furnish without charge to each French Underwriter and to any dealer in securities as many copies as Paribas may from time to time reasonably request of an amended French Prospectus or a supplement to the French Prospectus which will correct such statement or omission or effect such compliance;

                                                                             14.



(F) To furnish the International Underwriters with copies of the International Prospectus in such quantities as Paribas may reasonably request, and prior to the completion of the distribution of the Offered Shares, if at such time any events shall have occurred as a result of which the International Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such International Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the International, to notify Paribas and upon Paribas's request to make any filings of such document as may be required and to prepare and furnish without charge to each International Underwriter and to any dealer in securities as many copies as Paribas may from time to time reasonably request of an amended International Prospectus or a supplement to the International Prospectus which will correct such statement or omission or effect such compliance;

(G) To prepare the U.S. Prospectus in a form approved by Paribas and to file such U.S. Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Closing Date without first consulting with Paribas and making reasonable efforts to ensure that any such amendment or supplement is in a form approved by Paribas; to advise Paribas, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the U.S. Prospectus or any amended U.S. Prospectus has been filed and to furnish Paribas copies thereof; to file promptly all reports required to be filed by the Issuer with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the U.S. Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Shares; to advise Paribas, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary U.S. Prospectus or prospectus, of the suspension of the qualification of the Offered Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or U.S. Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary U.S. Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(H) To make generally available to its shareholders and to the International Underwriters, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Issuer and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Issuer, Rule 158); and

(I) During a period of three years from the effective date of the Registration Statement, to furnish to Paribas copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to Paribas (i) as soon as they are available,

                                                                             15.


     copies of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Document de Reference and any other reports or financial statements furnished to or filed with the Commission, the COB, ParisBourse or any other securities exchange on which any class of securities of the Issuer is listed; and (ii) such additional information concerning the business and financial condition of the Issuer as Paribas may form time to time reasonable request (such financial statements to be a on a consolidated basis to the extent the accounts of the Issuer and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission, the COB or ParisBourse.

ARTICLE 7 - INDEMNIFICATION

7.1 The Issuer will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or either of the Prospectuses, or in any amendment thereof or supplement thereto, or in the case of the Registration Statement arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and in the case of any Preliminary Prospectus or either of the Prospectuses arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred or (ii) a breach of any of the representations and warranties of the Issuer set forth in Articles 3 and 6 above; provided, however, that the Issuer will not be liable in the case of (i) above to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by any Underwriter through Paribas expressly for use therein; and provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the indemnity agreement in this Article 7.1 shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Shares concerned, to the extent that the corresponding Prospectus relating to the Offered Shares was required to be delivered by such Underwriter under applicable law in connection with such purchase and any such loss, claim damage or liability of such Underwriter results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Shares to such person, a copy of the corresponding Prospectus if the Issuer had previously furnished copies thereof to such Underwriter.

7.2 Each Underwriter will indemnify and hold harmless the Issuer against any losses, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (i) an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or either of the Prospectuses, or any amendment or supplement thereto, or in

                                                                             16.


     the case of the Registration Statement arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and in the case of any Preliminary Prospectus or either of the Prospectuses arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or either of the Prospectuses, or any such amendment or supplement in reliance upon and conformity with written information furnished to the Issuer by such Underwriter through Paribas expressly for use therein and
     (ii) a breach by such Underwriter of any of the representations and warranties of the Underwriters set forth in Article 5 above; and will reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claims as such expenses are incurred.

7.3 Promptly after receipt by an indemnified party under Articles 7.1 and 7.2 above of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under such Article, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Article. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Article for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened claim or action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim or action) unless such settlement, compromise or judgment (i) includes an unconditional release of any indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

7.4 The obligations of the Issuer under this Article 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Article 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer and to each person, if any, who controls the Issuer within the meaning of the Act.

                                                                             17.


ARTICLE 8 - STABILIZATION

8.1 Paribas, on behalf of the Underwriters, may, in connection with the distribution of the Offered Shares, over-allot and effect transactions in the open market or otherwise with a view to stabilizing or maintaining the market price of the Shares at levels other than those which might otherwise prevail in the open market. As between the Issuer and the Underwriters, any loss resulting from over-allotment and stabilization shall be borne, and any profit arising therefrom shall be retained, by the Underwriters. Paribas agrees that any such stabilization activities will be conducted in compliance with applicable laws.

ARTICLE 9 - COMMISSIONS AND EXPENSES

9.1  COMMISSIONS

(A) In consideration of the agreement by the International Underwriters to purchase the Placement Shares (and the Option Shares if the over-allotment option is exercised in accordance with Article 2.1), the Issuer agrees to pay to Paribas on behalf of the International Underwriters on the Closing
     Date:

     (a) an underwriting commission of [ ] per cent;

     (b) a management commission of [ ] per cent; and

     (c) a selling concession of [ ] per cent

     of the aggregate Issue Price of the Placement Shares (and the Option Shares if the over-allotment option is exercised in accordance with Article 2.1), plus in each such case any applicable value added or other similar tax.

(B) In consideration of the agreement by the French Underwriters to purchase the OPO Shares that have not been subscribed for by investors by the end of the French Public Offering, the Issuer agrees to pay to Paribas on behalf of the French Underwriters (and in the case of (c) below, on behalf of the financial intermediaries who handle the subscription of the OPO Shares) on the Closing Date:

     (a) an underwriting commission of [ ] per cent;

     (b) a management commission of [ ] per cent; and

     (c) a processing commission (commission de guichet) of [ ] per cent of the aggregate Issue Price of the OPO Shares, plus in each such case any applicable value added or other similar tax. Paribas will distribute to each financial intermediary the proportion of the aggregate processing commission received which corresponds to the proportion of the number of the total OPO Shares for which such financial intermediary handled subscription.

9.2  EXPENSES

     The Issuer covenants and agrees with the several Underwriters that the Issuer will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Issuer's

                                                                             18.

     counsel and accountants in connection with the registration of the Offered Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectuses and the Prospectuses and any amendments or supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) all fees and expenses in connection with the listing of the Shares on the Premier Marche; (c) all costs and expenses incurred by or on behalf of the Issuer in promoting the sale of the Offered Shares, including expenses associated with the "road show";
     (d) the fees and expenses of any clearing and settlement system or any other depositary used in connection with the acceptance of the Offered Shares in the book-entry settlement system of such clearing and settlement system or other depositary; (e) the delivery of the Offered Shares to the Underwriters, including any stock transfer taxes payable upon the sale of the Offered Shares to the Underwriters; (f) any stamp duty or stamp duty reserve tax, transfer tax or other tax duty or charges imposed and payable upon the issue of the Offered Shares or the execution and delivery of the documents contemplated herein; (g) all other reasonable costs and expenses incident to the performance of the obligations of the Issuer hereunder which are not otherwise specifically provided for in this Article; (h) the fees of counsel to the Underwriters (limited to $280,000); and (i) the out-of-pocket expenses (including expenses of their counsel) incurred by Paribas and GSI in connection with the transactions contemplated hereby (limited to $30,000 for each of Paribas and GSI).

                                                                             19.


ARTICLE 10 - CLOSING

10.1 The closing date of the sale of the Offered Shares to the Underwriters (the "Closing Date") will be o, 1999 at 11:00 a.m. (Paris time) (the "Original Closing Date"), or such later date as the Issuer, Paribas and GSI jointly agree, provided that such later date shall not be in any event later than o, 1999 and provided, further, that the closing date of the French Public Offering shall not be later than the Original Closing Date without the prior approval of ParisBourse.

10.2 On the Closing Date, payment of the aggregate purchase price for the Firm Shares and, if the option granted in Article 2.2 is exercised, the Option Shares, and delivery of the Firm Shares and the Option Shares (if any), shall take place simultaneously as follows:

10.2.1 Each International Underwriter will pay to Paribas, for value on the Closing Date, a sum in Euro equal to the Issue Price for the Placement Shares and the Option Shares (if any), underwritten by it;

10.2.2. Paribas will credit to a special non-interest bearing account opened on its books a sum in Euro equal to the Issue Price of the Firm Shares and the Option Shares (if any), and, after the establishment of a depositary certificate pursuant to Article 191 of the Law of July 24, 1965, credit the account of the Issuer opened at [insert bank name] pursuant to the instructions given by the Issuer, after deduction of the commissions as set forth in Article 9 hereof;

10.2.3 The Issuer will give simultaneous instructions to [insert bank name] to credit the Firm Shares and the Option Shares (if any), to the account of Paribas, on behalf of the Underwriters.

10.3 The payment referred to in article 10.2.2 shall be made against evidence provided by the Issuer and confirmation by Sicovam that the Issuer has taken all necessary steps for the Firm Shares, and the Option Shares, (if any), being entered, on the Closing Date in the books of Sicovam acting as central depositary. Sicovam shall, on the Closing Date, credit the accounts of the relevant Sicovam account holders. "Sicovam account holders" shall mean any authorized financial intermediary institution entitled to hold accounts on behalf of its customers with Sicovam and includes the depositary banks for CedelBank and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"). Sicovam shall act as central depositary for CedelBank, Euroclear and Sicovam.

ARTICLE 11 - CONDITIONS PRECEDENT

11.1 The obligations of the Underwriters to purchase the Firm Shares and the Option Shares, as the case may be, hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuer herein are, at and as of the signing of this Agreement and the Closing Date, be true and correct, the condition that the Issuer shall have performed all of its obligations hereunder theretofor to be performed, and the following additional conditions:

(A) The U.S. Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
        Section 5(a) hereof; no stop order suspending the

                                                                             20.


     effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of Paribas;

(B) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to provide such opinion;

(C) Wilson, Sonsini, Goodrich & Rosati P.C., U.S. counsel for the Issuer, shall have furnished to the Underwriters their written opinion, dated the Closing, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex II;

(D) Stibbe, Simont, Monahan, Duhot & Giroux, French counsel for the Issuer, shall have furnished to the Underwriters their written opinion, dated the Closing, in form and substance reasonably satisfactory to the Underwriters, to the effect set forth in Annex III;

(E) On the date of the Preliminary U.S. Prospectus and the U.S. Prospectus prior to the execution of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, to the effect set forth in Annex IV hereto;

(F) The French Prospectus shall have received the visa from the COB; notice of the results of the French Public Offering (avis de resultat) shall have been published by ParisBourse.

(G) Neither the Issuer nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the U.S. Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses, and (ii) since the respective dates as of which information is given in the Prospectuses there shall not have been any change in the capital stock of the Issuer or any decrease in working capital or material increase in the consolidated long-term debt of the Issuer or any material adverse change, or any development involving a prospective material adverse change in or materially and adversely affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Issuer and its subsidiaries, otherwise than as set forth or contemplated in the Prospectuses, the effect of which, in any such case described in clause
     (i) or (ii), is in the judgment of both Paribas and GSI so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Shares being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectuses;

(H) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading on the New York Stock Exchange, Nasdaq

                                                                             21.


     or ParisBourse, (ii) a suspension or material limitation in trading in the Issuer's ADSs on the Nasdaq, (iii) a general moratorium on commercial banking activities in New York or Paris declared either by Federal, New York State or French authorities, (iv) the outbreak or escalation of hostilities involving the United States or France or the declaration by the United States or France of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of both Paribas and GSI makes it impractical or inadvisable to proceed with the offering or delivery of the Offering Shares on the terms and in the manner contemplated by the Prospectuses;

(I) On or after the date hereof there shall not have been, in the opinion of both Paribas and GSI, a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in the view of Paribas or GSI be likely to prejudice materially the success of the offering and distribution of the Offered Shares or dealings in the Offered Shares in the secondary market; and

(J) The Issuer shall have furnished or caused to be furnished to Paribas on the Closing Date certificates of officers of the Issuer satisfactory to Paribas as to the accuracy of the representations and warranties of the Issuer herein at and as of such Closing Date, as to the performance by the Issuer of all of its respective obligations hereunder to be performed at or prior to such Closing Date, and as to such other matters as you may reasonably request, and the Issuer shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (A) and
     (H) of this Article, and as to such other matters as you may reasonably request.

If any of the conditions specified in this Article 11 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters, acting through Paribas, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by Paribas. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Article 11 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, in Paris, France, on the Closing Date.

ARTICLE 12 - DEFAULT

(A) If any Underwriter shall default in its obligation to purchase the Offered Shares which it has agreed to purchase hereunder on the Closing Date, Paribas may in its discretion arrange for itself or another party or other parties to purchase such Offered Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter Paribas does not arrange for the purchase of such Offered Shares, then the Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to Paribas to purchase such Offered Shares on such terms. In the event that, within the respective prescribed periods, Paribas notifies the Issuer that it has so arranged for the purchase of such Offered Shares, or the Issuer notifies Paribas that it has so arranged for the purchase of such Offered Shares, Paribas or the Issuer shall have the right to postpone the Closing Date for a period of not more than seven days (provided that the closing date of the French Public Offering shall not be later than the Original Closing Date without the prior approval of ParisBourse), in


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

                                                                             22.


     order to effect whatever changes may thereby be made necessary in the Registration Statement, the U.S. Prospectus, the French Prospectus or the International Prospectus, or in any other documents or arrangements, and the Issuer agrees to file promptly any amendments to the Registration Statement, the U.S. Prospectus, the French Prospectus or the International Prospectus which in Paribas's opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Offered Shares.

(B) If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by Paribas and the Issuer as provided in subsection (A) above, the aggregate number of such Offered Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Offered Shares to be purchased on such Closing Date, then the Issuer shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Shares which such Underwriter agreed to purchase on such Closing, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Offered Shares which such Underwriter agreed to purchase hereunder) of the Offered Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(C) If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by Representative and the Issuer as provided in subsection (A) above, the aggregate number of Offered Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Offered Shares to be purchased on such Closing Date, or if the Issuer shall not exercise the right described in subsection (B) above to require non-defaulting Underwriters to purchase the Offered Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, if the option granted in Article
     2.1 is exercised, the obligations of the Underwriters to purchase and of the Issuer to sell the Option Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuer, except for the expenses to be borne by the Issuer and the Underwriters as provided in Article 9 hereof and the indemnity and contribution agreements in Article 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.


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

                                                                             23.


ARTICLE 13 - TERMINATION

13.1 If this Agreement is terminated by the Underwriters in accordance with the provisions of Article 11 hereof or because of any refusal, inability or failure on the part of the Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Issuer shall, upon presentation of relevant invoices, reimburse the Underwriters for (a) the fees of counsel to the Underwriters (limited to $280,000) and (b) all their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters, in an amount not in excess of $50,000 for each of Paribas and GSI.

ARTICLE 14 - SURVIVAL

14.1 The respective indemnities, agreements, representations, warranties and other statements of the Issuer and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Issuer, or any officer or director or controlling person of the Issuer, and shall survive delivery of and payment for the Offered Shares.

ARTICLE 15 - NOTICES

15.1 All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to Paribas at [address], or, if sent to the Issuer, will be mailed, delivered or telefaxed to the Issuer at [address].

ARTICLE 16 - BENEFIT; STIPULATION POUR AUTRUI

16.1 This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer and, to the extent provided in Articles 7 and 14 hereof, the directors, officers, employees and agents of the Issuer and each person who controls the Issuer or any Underwriter within the meaning of either the Act of the Exchange Act, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

ARTICLE 17 - GOVERNING LAW AND JURISDICTION

     This Agreement is governed by and shall be interpreted in accordance with the laws of The Republic of France.

     Any dispute arising out of this Agreement will be brought before the Commercial Court in Paris, France.

     For the purposes of any legal action or proceedings arising out of or in connection with this Agreement, each of the Underwriters elects domicile at the office of Paribas, 2 Rue d'Antin, 75001 Paris, France, where all writs and other documents may be served or delivered in relation to any such action or proceedings.


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

                                                                             24.


Executed in Paris
November [2], 1999
in [4] originals

BUSINESS OBJECTS S.A.

By:  ............................................................
     Name:
     Title:

PARIBAS

By:  ............................................................
     Name:
     Title:

GOLDMAN SACHS INTERNATIONAL

By:  ............................................................
     Name:
     Title:


GOLDMAN SACHS PARIS INC. ET CIE

By:  ............................................................
     Name:
     Title:





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